FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                  June 23, 2005

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 2005-1G WST Trust



New South Wales           333-32944        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 8254 3029


NOTEHOLDERS REPORT - SERIES 2005-1G WST TRUST

Date of Report - Determination Date  17-June-05

Housing Loan Collection Period       08-Feb-05  to  11-Jun-05
                                    (inclusive)     (inclusive)

Days in Collection Period            124

Coupon Period - Class A1             08-Feb-05   to  23-Jun-05
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A1     135


Coupon Period - Class A2             08-Feb-05   to  23-Jun-05
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class A2     135


Coupon Period - Class B              08-Feb-05   to  23-Jun-05
                                     (inclusive)     (exclusive)

Days in Coupon Period - Class B      135

3 month BBSW at beginning of coupon period        5.61670%
3 Month USD-LIBOR              			  2.88000%

Foreign Exhcange Rate				  0.7740

Available Income                            49,108,339.31
Total Available Funds                       54,387,742.63
Accrued Interest Adjustment                 10,159,236.67
Redraws Made This Period                   125,069,812.14
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                               1,990,778.25
Total Payments                              54,387,742.63
Payment Shortfall                            5,279,403.32
Principal Draw This Period                   5,279,403.32
Total Principal Draws Outstanding            5,279,403.32
Gross Principal Collections                395,620,784.00
Principal Collections			   270,550,971.86
Excess Available Income                   	     0.00
Excess Collections Distribution              	     0.00
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr            1,796,965,098.72
Subordinated Percentage                           1.3863%
Initial Subordinated Percentage                   3.3000%
Average Quarterly Percentage                      0.0000%

               Principal/100,000     Coupon/100,000
Class A1         13,807.6795          1,106.2500 usd
Class A2	 13,807.6795	      2,129.1904 (per10,000)aud
Class B               0.0000          2,180.9712 (per10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A1     1,224,955,459.41        72.76601%     1.00000
Class A2       430,961,602.54	     25.60041%
Class B         27,500,000.00         1.63358%
RFS                      0.00         0.00000%     0.00000
             1,683,417,061.95       100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A1       948,115,525.58         0.8619232
Class A2       333,564,280.36         0.8619232
Class B         21,285,000.00         1.0000000
RFS                      0.00         0.00
              1,302,964,805.94

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $  14,572,881
Unscheduled principal      $ 255,978,091
Principal Collections      $ 270,550,972




Fixed Interest Rate Housing Loan               $     8,311,525
Variable Rate Housing Loans                    $ 1,669,826,134
                                               $ 1,678,137,659

                    DELINQUENCY STATISTICS

                 Collection Period Ended:   11 June 2005

               Number     Current     Instalment   % by    % by
             of Loans
Current         10,965 1,598,160,136 12,878,268   95.75%   95.23%
 1 - 29 Days       445    76,608,234    522,843    3.89%    4.39%
 30 - 59 Days       30     4,366,194     32,215    0.26%    0.26%
 60 - 89 Days        8     1,311,799      9,470    0.07%    0.08%
 90 - 119 Days       2       376,753      2,600    0.02%    0.02%
 120 - 149 Days      2       314,541      2,102    0.02%    0.02%
 150 - 179 Days      0             0          0    0.00%    0.00%
 180+ Days           0             0          0    0.00%    0.00%

  TOTAL         11,452 1,678,137,659 13,447,497  100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 2005-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 2005-1G WST
                              Trust,(Registrant)

Dated: 23 June, 2005
By:    /s/ Cameron Kelly

Name:    Cameron Kelly

Title: Trust Manager